DEVELOPMENT AND
                            REVENUE SHARING AGREEMENT

     This  Agreement  is  made as of August 23, 2000, between Activeworlds.com,
                                     ----------
Inc., a Delaware corporation ("ACTIVEWORLDS") and Nettaxi.com, Inc., a Nevada corporation ("NETTAXI") (each individually a "PARTY" and collectively the "PARTIES").

                                    RECITALS

     Activeworlds develops and hosts on its servers three-dimensional virtual Worlds (defined below), which can be accessed at the Active Worlds Web Site (defined below) by Internet users who download and use the Active Worlds Browser (defined below).

     Nettaxi hosts the Nettaxi Web Site (defined below) which features online communities of Internet users.

     Activeworlds desires to develop, and Nettaxi desires that Activeworlds develop, a World based on Nettaxi design specifications to be hosted on Activeworlds' servers and accessible by Internet users with a customized Active Worlds Browser to be developed and owned by Activeworlds and co-branded with Nettaxi.

     Activeworlds and Nettaxi agree to share the revenues resulting from sales to Internet users of Active Worlds who subscribe to become Citizens (defined below) of Active Worlds via such co-branded Active Worlds Browser.

     In consideration of the mutual premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and accepted by each of the parties hereto, and subject to the terms and conditions stated herein, the parties hereby agree as set forth below.

                              TERMS AND CONDITIONS

     1.  Definitions.  In  addition to terms which are defined elsewhere in this
         -----------
Agreement, as used herein the following terms shall have the following meanings:

          1.1 "AGREEMENT" means this Agreement, including any schedule or annex to it.

          1.2 "ACTIVE WORLDS" means, for the purposes of this Agreement, the computer generated three-dimensional virtual environment accessible at the Activeworlds Web Site where users may create virtual structures and interact in real-time with other users, which environment may be accessed via the Activeworlds Web Site for free as a visitor or as a Citizen upon payment of an Annual Fee.

          1.3 "ACTIVE WORLDS BROWSER" means the proprietary computer software owned by Activeworlds which can be downloaded from the Activeworlds Web Site and used by Internet users to access Active Worlds.

          1.4 "ACTIVEWORLDS CONTENT" means any text, graphics, design, photography, artwork, audio, video or other forms of expression which have been created by or which may be created in the future by Activeworlds, to the extent that they do not consist of the rights of third parties.

          1.5 "ACTIVEWORLDS INTELLECTUAL PROPERTY" means any Confidential Information of Activeworlds, Activeworlds Software and all copyrights, trademarks, service marks, patents, trade secrets, tradenames, logos, designs and other commercial symbols or designs utilized and/or owned by Activeworlds.

          1.6 "ACTIVEWORLDS SOFTWARE" means the proprietary computer software owned by Activeworlds, including but not limited to the Activeworlds Browser, and utilized to operate and provide functionality to Active Worlds.

          1.7 "ACTIVEWORLDS WEB SITE" means the Internet Web Site maintained and operated by Activeworlds which is accessible through the URL www.activeworlds.com.

          1.8 "ANNUAL FEE" means the yearly fee charged by Activeworlds to a person to register as a Citizen of Active Worlds. Such Annual Fee is presently nineteen dollars and ninety-five cents (US $19.95) per year, but maybe increased or decreased by Activeworlds, in its sole discretion, at any time during the term of this Agreement.

          1.9 "CITIZEN" means, for purposes of this Agreement, any individual who registers with Activeworlds and pays the Annual Fee to Activeworlds for the purpose of allowing him or her to enter and interact within Active Worlds as a citizen of Active Worlds with enhanced features (as opposed to only being able to enter as a "tourist" and passively view Active Worlds with limited features).

          1.10 "CONFIDENTIAL INFORMATION" means any information in written or other form disclosed by one party to another party in connection with this Agreement and which the receiving party knows or has reason to know is regarded as confidential information by the disclosing party. The Confidential Information will include, but will not be limited to, trade secrets, the structure, sequence and organization of the source code of computer software, marketing plans, techniques, processes, procedures and formulae and data.

          1.11     "EFFECTIVE  DATE"  means  the  date  of  this  Agreement.

          1.12 "INTERNET" means the world wide connection of computer networks providing for the transmittal of electronic mail, online information, information retrieval and file transfer protocol.

          1.13 "NETTAXI CODED BROWSER" means the Active Worlds Browser being customized by Activeworlds to contain a client code for the purpose of identifying Internet users who access Active Worlds via such Nettaxi Coded Browser.

          1.14 "NETTAXI CONTENT" means any text, graphics, design, photography, artwork, audio, video or other materials or forms of expression which are owned or have been created by Nettaxi, to the extent that they do not consist of the rights of third parties.

          1.15 "NETTAXI INTELLECTUAL Property" means all copyrights, trademarks, service marks, patents, trade secrets, tradenames, logos, designs and other commercial symbols or designs utilized and/or owned by Nettaxi.

          1.16 "Nettaxi WEB SITE" means the Internet Web Site maintained and operated by Nettaxi which is accessible through the URL www.nettaxi.com.

          1.17 "NETTAXI WORLD" means the World created by Activeworlds in Active Worlds which shall contain the design specifications set forth on
Schedule  1.
-----------

          1.18 "WEB SITE" means any location accessible on the Internet through the World Wide Web, which provides multimedia content via a graphical user interface.

          1.19 "WORLD" means a section of the three-dimensional, interactive, virtual environment that comprises Active Worlds and which is generally designed around a specific theme (e.g., AlphaWorld).

          1.20 "WORLD WIDE WEB" means a method of representing and obtaining graphical data and linking data items used by Internet users.

     2.  Development  of  Nettaxi  World  and  the  Nettaxi  Coded  Browser,
         ---------------  -------------------------------------------------

          2.1     The  Nettaxi  World.  Activeworlds  hereby  agrees  to create,
                  -------------------
develop  and  host  on  its  server  or  servers  Nettaxi  World  based  on  the specifications  set  forth  on  Schedule  1  hereto.  The  Activeworlds  Content
                                -----------
developed by Activeworlds for Nettaxi World will cover up to 40,000 virtual square meters of virtual land. Activeworlds will make additional virtual land available to users of Nettaxi World to build their own virtual structures and content.

          2.2     Development  of  Nettaxi  Coded  Browser.  Activeworlds  shall
                  ---------------  -----------------------
develop the Nettaxi Coded Browser, which shall be a co-branded version of the Active Worlds Browser containing a splash screen provided by Nettaxi and which shall contain a Nettaxi client identification code. Activeworlds shall work with Nettaxi to make the Nettaxi Coded Browser available for download and installation via a link on the Nettaxi Web Site. An Internet user who downloads and installs the Nettaxi Coded Browser may use it to access Worlds in Active Worlds, including Nettaxi World, and to register to become a Citizen of Active Worlds.

          2.3     Splash Screen. Nettaxi shall provide Activeworlds with a 256 x
                  -------------
256 pixels picture to be used as the splash screen for the launch of the Nettaxi Coded Browser.

     3.     Promotion  of  Nettaxi  World.
            -----------------------------

          3.1     Nettaxi  Link.  Nettaxi  shall  promote  the Nettaxi World and
                  -------------
Active Worlds World by providing on the home page of the Nettaxi Web Site a link to Nettaxi World. Such link shall be co-branded with Activeworlds using such Activeworlds logo or trademark as is agreed to by Activeworlds and permitted pursuant to the terms of this Agreement.

          3.2     Nettaxi  E-mail  Promotion.  Within  ten  (10)  days  of  the
                  --------------------------
completion of Nettaxi World, Nettaxi shall transmit one (1) direct e-mail promotion message to each user of the Nettaxi Web Site (which shall not include any user which has requested that Nettaxi refrain from using his or her e-mail address for promotional purposes). The text of such e-mail promotion message shall be jointly agreed upon by Nettaxi and Activeworlds prior to the transmission of such message.

          3.3     Nettaxi  Web  Site  Promotion.  Within  five  (5)  days of the
                  -----------------------------
completion of Nettaxi World, Nettaxi shall post a prominent announcement on the home page of the Nettaxi Web Site promoting the Nettaxi World and Active Worlds World. The text of such Nettaxi Web Site promotional announcement shall be jointly agreed upon by Nettaxi and Activeworlds prior to the posting of such announcement. Such announcement shall remain continuously posted on the Nettaxi Web Site for at least sixty (60) days following its initial posting.

     4.     Advertising  in  Nettaxi  World.
            -------------------------------

          4.1     Nettaxi  World  Advertisements.  Activeworlds  shall  design
                  ------------------------------
Nettaxi World to accommodate advertisements in the form of three-dimensional billboards, virtual blimps or other graphical images.

          4.2     Advertising  Procurement  by  Nettaxi.  Nettaxi  shall  be
                  -------------------------------------
exclusively responsible for all aspects of arranging for and changing advertisements in Nettaxi World, including without limitation, negotiating and entering into contracts with advertising vendors. Activeworlds is not responsible for maintaining or changing such advertisements, or for any liability in connection with such advertisements, and Nettaxi hereby agrees to indemnify and hold harmless Activeworlds from any liability arising from such advertisements.

          4.3     Marketing  and  Promotion  by Nettaxi. Nettaxi agrees that its
                  -------------------------------------
marketing and advertising efforts regarding Nettaxi World shall be of high quality, in good taste, and will preserve the professional image and reputations of the parties. Nettaxi shall not permit the use of any advertising or promotional material which makes reference to another party or uses another parties trademarks without review and prior written approval of such other party. Activeworlds shall retain the right to reject any advertisement which it shall determine in its sole discretion is not in good taste or is otherwise offensive or harmful.

     5.     Cost  of  Development.  Activeworlds  shall develop and host Nettaxi
            ----------------------
World  and  shall  develop  the  Nettaxi  Coded  Browser  at no cost to Nettaxi.

     6.     Revenue Sharing. Activeworlds agrees to pay to Nettaxi fifty percent
            ---------------
(50%) of any Annual Fee collected by Activeworlds from a Citizen who uses the Nettaxi Coded Browser to purchase such citizenship. Activeworlds shall make such payments to Nettaxi within thirty (30) days after each month in which such fees are received by Activeworlds with respect to fees received in such month. In the event any such user cancels their citizenship, and such cancellation results in there being a refund of all or any part of any Annual Fee, Nettaxi shall be required to repay to Activeworlds the amount of such refunded Annual Fee. Such repayment may be effected through Activeworlds' offsetting any amounts owing to Nettaxi.

     7.     Audits.
            ------

          7.1     Examination  of Records. Activeworlds shall retain a record of
                  -----------------------
Annual Fees paid by Citizen registrations made through the Nettaxi Coded Browser for a period of at least three (3) years after the submission of the corresponding payment referenced in this Agreement. Nettaxi shall have the right to make an examination and audit, with not less than thirty (30) days notice, not more frequently than twice during any twelve (12) month period, of all records and accounts kept by the other party as may reasonably be expected to contain information bearing upon the amount of fees payable under this Agreement. Examinations and audits shall be conducted during regular business hours, shall not unreasonably interfere with an audited party's normal business and shall last no longer than three (3) business days. Prior to conducting an examination, each auditor shall sign any separate confidentiality agreement reasonably requested by the party to be audited. The auditors shall report only to the audited and auditing parties and only whether there has been any underpayment and, if so, the amount thereof. Prompt adjustment shall be made by the proper party to compensate for any errors or omissions disclosed by such examination or audit. Neither such right to examine and audit nor the right to receive such adjustment shall be affected by any statement to the contrary appearing on checks or otherwise unless such statement appears in a letter, signed by the party having such right, expressly waiving such right and such letter is delivered to the other appropriate party. The costs of any such audit shall be borne by the auditing party, unless the results of the audit shall disclose a deficiency in payments due to the auditing party of greater than five percent (5%) for the audited period, in which case the non-auditing party shall bear the costs of the audit.

          7.2     Audit  Confidentiality.  Except  to  the  extent  necessary to
                  ----------------------
establish a party's right to payment of fees 'under this Agreement and then only in a court of law or other legal proceeding, the auditing party shall hold, and shall require any third party retained by the auditing party for the purpose of such audit to hold, all information obtained from the audited party pursuant to this section in confidence and shall not disclose such information to any other person or entity without the audited party's prior written consent.

     8.     Technical  Support.  Each  party  agrees  to  furnish, at no charge,
            ------------------
technical support to each of the other party's support and development personnel as is reasonably required to carry out the provisions of this Agreement. Such technical support shall be furnished during regular business hours (excluding weekends and holidays) via telephone, electronic mail, or as otherwise agreed upon by the parties from time to time.

     9.     Confidential  Information.
            -------------------------

          9.1     Obligations of Confidentiality. Confidential Information shall
                  ------------------------------
remain the property of the originating party and, unless otherwise agreed in writing, such Confidential Information: (i) shall be treated in confidence and used only for the purposes of performing obligations or exercising rights granted under this Agreement; (ii) shall not be reproduced or copied in whole or in part, except as necessary for use as authorized in this Agreement; and (iii) shall, together with any copies thereof, be returned, be destroyed, or if recorded on an erasable storage medium, be erased when no longer needed or upon the termination of this Agreement, whichever occurs first. Each party acknowledges that the Confidential Information is a special, valuable and unique asset of the other and has been obtained or compiled at great expense to said party. Each party will safeguard and keep confidential such Confidential Information including abiding by the policies and regulations established by the parties from time to time for protection of such Confidential Information. Unless agreed by the disclosing party in writing, the receiving party shall not disclose any Confidential Information of the disclosing party, by publication or otherwise, to any person other than employees and contractors (such as contract manufacturers or software developers) who (i) are bound to written confidentiality obligations consistent with and at least as restrictive as those set forth herein and (ii) have a need to know such Confidential Information for purposes of enabling a party to exercise its rights and perform its obligations pursuant to this Agreement. The foregoing confidentiality obligation shall be effective for a period of five (5) years after first disclosure of the Confidential Information pursuant to the terms of this Agreement, provided however, that each party will comply with any obligations of confidentiality as may be imposed pursuant to agreements with third parties for longer periods (each party hereby shall disclose to the other in writing such obligations of confidentiality that may be imposed pursuant to such agreements with third parties at the time of disclosure).

          9.2     Injunctive Relief. Each party further acknowledges that due to
                  -----------------
the nature and value of the Confidential Information, disclosure of such information would work an irreparable and immediate harm to the other party or parties, for which there is no adequate remedy at law, and either a restraining order and/or an injunction may forthwith issue against said party with respect to any such disclosure or threatened disclosure by said party or anybody under said party's direction and/or control.

          9.3     Exceptions. The obligations under this section shall not apply
                  ----------
to any information that (i) is or becomes available without restriction to the general public by acts not attributable to the receiving party or any of its legally recognized subsidiaries or their employees; (ii) was rightfully in said receiving party's or its legally recognized subsidiaries' possession before disclosure hereunder to the receiving party; (iii) is independently developed by said receiving party or its legally recognized subsidiaries, or is rightfully disclosed to said receiving party or its legally recognized subsidiaries by a third party without restrictions on disclosure; (iv) is required to be disclosed by a court of competent jurisdiction, provided the party disclosing the Confidential Information gives the other party reasonable notice to allow such other party to attempt to obtain a protective order.

          9.4     Confidentiality  of Agreement. Except as otherwise agreed upon
                  -----------------------------
in writing, each party agrees that the terms and conditions of this Agreement shall be treated as Confidential Information; provided that each party may disclose the terms and conditions of this Agreement: (a) to legal counsel; (b) in confidence, to accountants, banks, and financing sources and their advisors; and (c) in confidence, in connection with the enforcement of this Agreement or rights under this Agreement.

     10.     LIMITATION  OF LIABILITY. EXCEPT FOR ANY LIABILITY ARISING OUT OF A
             ------------------------
BREACH OF THE CONFIDENTIALITY PROVISIONS OF THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY LOST PROFITS, LOSS OF MARKET OR OPPORTUMTY AND/OR INCIDENTAL OR CONSEQUENTIAL LOSS OR DAMAGE HOWSOEVER ARISING IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT, PURSUANT TO ANY CLAIM IN CONTRACT, NEGLIGENCE, TORT, STRICT LIABILITY, OR OTHER THEORY.

     11.     Term  and  Termination.
             ----------------------

          11.1     Term of Agreement. This Agreement shall continue in force for
                   -----------------
a term of one (1) year, and shall continue for successive one (1) year periods thereafter unless terminated by either party prior to the commencement of such subsequent period.

          11.2     Termination.  If any of the events described below occur with
                   -----------
respect to a party, then, notwithstanding the language of this section, this Agreement may be terminated immediately by the non-breaching party upon written notice to the breaching party:

               (a) In the event that any party: becomes insolvent; files a voluntary petition in bankruptcy or liquidation; proposes any dissolution, liquidation, reorganization, or recapitalization with creditors, has filed against it any involuntary petition in bankruptcy or liquidation or a receiver is appointed or takes possession of the party's property, and such petition or receiver is not dismissed or stayed within sixty (60) days after such filing, appointment or taking possession; makes an assignment for the benefit of creditors, or is adjudicated as bankrupt; or takes any similar action under the laws of any jurisdiction; or

               (b) In the event any party becomes unable to pay its debts as they mature in the ordinary course of business or makes an assignment for he benefit or creditors; or

               (c) In the event of any material breach of this Agreement at the option of the non-breaching party.

          11.3     Duties  Upon  Termination  or  Expiration. Upon expiration or
                   -----------------------------------------
termination  of  this  Agreement:

               (a) Each party shall immediately delete all references to the other party from its web site or other marketing materials;

               (b) All rights and obligations of the parties shall be cancelled; and

               (c) Each party shall return to the other party all Confidential Information of such other party all of such other party's materials, software and catalogues relating to patents, trade secrets and proprietary rights as well as all promotional and non promotional materials originally furnished by such other party that are in such first party's possession or control.

          11.4     Injunctive  Relief.  Each  party  further  acknowledges  that
                   ------------------
violation of the provisions of this section would work an irreparable and immediate harm to the other party or parties, for which there is no adequate remedy at law, and either a restraining order and/or an injunction may forthwith issue against said party with respect to such party's obligations (or the obligations or anybody under said party's direction and/or control) under this section.

     12.     Ownership  and  Use  of  Intellectual  Property.
             -----------------------------------------------

          12.1     Ownership Representations. Each party warrants and represents
                   -------------------------
to the other party that such other party's permitted use of such first party's technology or information will not violate or infringe upon the patents, trade secrets, trademarks, service marks or copyrights of third parties.

          12.2     Publicity  and  Use  of  Trademarks.  Except  as specifically
                   --------------  -------  ----------
provided under the terms of this Agreement, each party agrees that it will not, without the prior written permission of the other party, (i) use in advertising, publicity, packaging, labeling or otherwise any trade name, trademark, trade device, service mark, symbol or any other identification or any abbreviation, contraction or simulation thereof owned by the other party or any of its legally recognized subsidiaries or used by the other party or any of its legally recognized subsidiaries to identify any of such party's or its subsidiaries' products or services; or (ii) represent, directly or indirectly, that any product or service of the other party is a product or service of it or any of its legally recognized subsidiaries or is made in accordance with or utilizes any information or documentation of the other party or any of its legally recognized subsidiaries. Nothing contained herein shall be construed as conferring by implication, estoppel or otherwise, any license or right for any party to use any name, trade name, trademark, service mark, symbol or any other identification or any abbreviation, contraction or simulation thereof, except as expressly set forth herein.

          12.3     Ownership  and  License  of  Nettaxi  Content.  Nettaxi shall
                   ---------------------------------------------
retain all right, title and interest in and to Nettaxi Content, including without limitation derivative works thereof Nettaxi hereby grants to Activeworlds an exclusive, world-wide, royalty-free, perpetual license to use Nettaxi Content in the creation of Nettaxi World and the Nettaxi Coded Browser.

          12.4     Ownership  of Activeworlds Content. Intellectual Property and
                   -------------------------------------------------------------
Software.  Activeworlds shall retain all right, title and interest in and to all
--------
Activeworlds Content and Activeworlds Intellectual Property. Nettaxi acknowledges that no license or transfer of any Activeworlds Content or Activeworlds Intellectual Property is effected under this Agreement and agrees that it will do nothing inconsistent with Activeworlds' ownership of Activeworlds Content and Activeworlds Intellectual Property. Nettaxi agrees that Activeworlds shall be provided with credit as the owner of Activeworlds Software, Nettaxi World and the Nettaxi Coded Browser and further agrees to place Activeworlds copyright notices or other Activeworlds proprietary legends on the Nettaxi Web Site in a form and manner acceptable to, and as requested by, Activeworlds.

          12.5     Protection  of Intellectual Property Rights. Each party shall
                   -------------------------------------------
utilize its best efforts to protect the intellectual property rights of the other party.

          12.6     Restrictions  on Use. Nettaxi agrees that it will not modify,
                   --------------------
disassemble,  reverse  engineer  or  reverse  compile any Activeworlds Software.

     13.     Indemnification.
             ---------------

          13.1     Nettaxi  Indemnification.
                   ------------------------

               (a) Nettaxi shall, at its expense, defend, indemnify and hold harmless Activeworlds, and its officers, directors and employees, agents and independent contractors from any and all costs, damages, liabilities and fees reasonably incurred by Activeworlds, including but not limited to fees of attorneys and other professionals, with respect to any claims, actions, demands or proceedings arising out of or in any way related to (1) any breach by Nettaxi of this Agreement, including any breach of Nettaxi's warranties and representations or any breach of secrecy and/or confidentiality under the terms of this Agreement; and (ii) any infringement or alleged infringement of the rights of any person occurring through the use or commercial exploitation of Nettaxi Content, to the extent arising solely from the Nettaxi Coded Browser or Nettaxi World, provided that Activeworlds gives prompt written notice to Nettaxi of any such claim, action, demand or proceeding; Activeworlds allows Nettaxi to control the defense and related settlement negotiations (except in the case of any claim, action, demand or proceeding relating to Activeworlds Software); and Activeworlds fully assists in the defense so long as Nettaxi reimburses Activeworlds for its reasonable expenses and employee time. Activeworlds shall have the right to offset any amounts owing from it to Nettaxi against the amount of any claim as to which it is entitled to indemnficiation hereunder.

               (b) In the event that any such claim, action, or demand is made against Activeworlds, Activeworlds will promptly furnish Nettaxi with copies of any and all documents (inclusive of all correspondence and pleadings other than attorney-client communications) pertaining thereto. Activeworlds will also keep Nettaxi continuously and fully informed in a timely manner as to the status of the same and will provide Nettaxi with copies of any additional documents pertaining thereto.

          13.2     Activeworlds  Indemnification.
                   -----------------------------

               (a) Activeworlds shall, at its expense, defend, indemnify and hold harmless Nettaxi, and its officers, directors, and employees, agents and independent contractors from any and all costs, damages, liabilities and fees reasonably incurred by Nettaxi, including but not limited to fees of attorneys and other professionals, with respect to any claims, actions, demands or proceedings arising out of or in any way related to (i) a breach by Activeworlds of this Agreement, including any breach of Activeworlds' warranties and representations or any breach of secrecy and/or confidentiality under the terms of this Agreement; and (ii) any infringement or alleged infringement of rights of any person occurring through the use or commercial exploitation of Activeworlds Content, to the extent arising solely from the Nettaxi Coded Browser or Nettaxi World, provided that Nettaxi gives prompt written notice to Activeworlds of any such claim, action, demand or proceeding; Nettaxi allows Activeworlds to control the defense and related settlement negotiations (except in the case of any claim, action, demand or proceeding relating to the Nettaxi Intellectual Property); and Nettaxi fully assists in the defense so long as Activeworlds reimburses Nettaxi for its reasonable expenses and employee time. Nettaxi shall have the right to offset any amounts owing from it to Activeworlds against the amount of any claim as to which it is entitled to indemnficiation hereunder.

               (b) In the event that any such claim, action, demand or proceeding is made against Nettaxi, Nettaxi will promptly furnish Activeworlds with copies of any and all documents (inclusive of all correspondence and pleadings other than attorney-client communications) pertaining thereto. Nettaxi will also keep Activeworlds continuously and fully informed in a timely manner as to the status of the same arid will provide Activeworlds with copies of any additional documents pertaining thereto.

     14.     No  Agency  Created.  The  relationship  of  the parties under this
             -------------------
Agreement shall be and at all times remain one of independent contractors. This Agreement does not render either party the agent, legal representative, partner or employee of the other party. Neither party is granted the right or authority to assume or to create any obligation or responsibility on behalf of or in the name of the other party or to bind the other party in any manner whatsoever.

     15.      Nothing  Construed. Nothing contained herein shall be construed as
              ------------------
an obligation upon either party to furnish the other party or any other person or entity, any information; documentation or assistance of any kind whatsoever except as set forth herein.

     16.     Notices.  For the purpose of all communications or notices required
             -------
by this Agreement, the same should be sent to the undersigned, as appropriate, at the address set forth on the signature page of this Agreement, or at any other address which a party may specify to the other party in writing.

     17.     Agreement  Prevails; Severability; Non-Waiver. This Agreement shall
             ---------------------------------------------
prevail notwithstanding any conflicting terms or legends which may appear on or in any items furnished by one party to the other party under this Agreement. If any provision(s) of this Agreement are held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The failure of any party to enforce any of the provisions of this Agreement shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions or other provisions of this Agreement.

     18.     Assignment.  The  parties  agree  that  each  party may assign this
             ----------
Agreement to a legally recognized subsidiary, or a successor to substantially all of the relevant business of said party, provided that any such legally recognized subsidiary or assignee of said party agrees in writing to be bound by all of the terms of this Agreement and has adequate assets with which to satisfy its obligations arising hereunder.

     19.     Integration; Interpretation. This Agreement (i) has been negotiated
             ---------------------------
at arm's length between persons knowledgeable in the subject matters dealt with herein, and with representation by experienced legal counsel, and (ii) sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions between them. None of the parties shall be bound by any warranties, understandings or representations with respect to such subject matter other than as expressly provided herein, or in a writing executed with or subsequent to the execution of this Agreement by an authorized representative of the party to be bound thereby. Any rule of law or legal decision that would require interpretation of any ambiguities in this Agreement against the party that drafted it shall not be applicable and are waived by the parties. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the purposes of the parties and of this Agreement.

     20.     Third  Parties.  Unless  expressly  stated  herein to the contrary,
             --------------
nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons or entities other than the parties hereto and their respective successors or permitted assigns.

     21.     Force  Majeure. No party shall be liable for any failure to perform
             --------------
its obligations in connection with any action described in this Agreement, if such failure results from any act of God, riot, war, civil unrest, flood, earthquake, or other similar cause beyond such party's reasonable control (including any mechanical, electronic or communications failure, but excluding failure caused by a party's financial condition or negligence).

     22.     Amendments.  The  provisions  of this Agreement may not be amended,
             ----------
supplemented, waived or changed orally, but only by a writing signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought, making specific reference to this Agreement.

     23.     Captions.  The  descriptive  captions  contained  herein  are  for
             --------
convenience only and shall not control or affect the meaning or construction of any provision hereof.

     24.     Venue  and  Governing Laws. Venue for all proceedings in connection
             --------------------------
with this Agreement shall be in Suffolk or Essex County, Commonwealth of Massachusetts and all aspects of this Agreement shall be governed by the laws of the Commonwealth of Massachusetts.

     25.     Attorneys Fees and Costs. In connection with any litigation arising
             ------------------------
out of or in connection with this Agreement, the prevailing party shall be entitled to recover all of its costs incurred in connection therewith, including reasonable attorney and paralegal fees at the trial and appellate levels.

     26.     Survival.  The  obligations  of  the  parties  with  respect  to
             --------
Confidential Information and indemnification shall survive any termination of this Agreement.

     27.     Counterparts;  Facsimile.  This Agreement may be executed in one or
             ------------------------
more counterparts, each of which shall be deemed an original and all of which shall be deemed to be one instrument. A facsimile of this Agreement evidencing the fact of execution by the parties hereto shall constitute sufficient evidence of acceptance of the terms of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date indicated.


                                    NETTAXI.COM,  INC.
                                    1696  Dell  Avenue
                                    Campbell,  CA  95008


                                    By: /s/ Bob Speicher, V.P. Sales/Marketing
                                        --------------------------------------
                                        Bob Speicher, V.P. Sales/Marketing


                                    ACTIVEWORLDS.COM,  INC.
                                    95  Parker  Street
                                    Newburyport,  MA  01950

                                    By:
                                        --------------------------------------
                                        Richard F. Noll, President and CEO